AMENDMENT NO. 3 AND INTERIM WAIVER

         This AMENDMENT NO. 3 AND INTERIM WAIVER (this "Amendment"), dated as of March 31, 1999, is by and among HVIDE MARINE INCORPORATED (the "Borrower"), the Guarantors listed on the signature pages hereto (the "Guarantors"), CITIBANK, N.A., as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent, the "Agents"), and the lending institutions party to the Credit Agreement referred to below (collectively, the "Banks").

         WHEREAS, the Borrower, certain of the Guarantors, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 (as amended, the "Credit Agreement"), pursuant to which the Agents and the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

         WHEREAS, the Borrower has informed the Banks that it may be in default of the covenants contained in ..13.1, 13.2, 13.3 and 13.5 of the Credit Agreement as at March 31, 1999 and for the fiscal period then ending (such defaults are referred to herein, collectively, as the "Specified Defaults");

         WHEREAS, the Borrower and the Guarantors have requested that the Banks and the Agent amend certain of the terms and provisions of the Credit Agreement and the other Loan Documents and grant to the Borrower an interim waiver of the Specified Defaults;

         WHEREAS, the Banks and the Agents have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement and the other Loan Documents as set forth herein, and to grant to the Borrower an interim waiver of the Specified Defaults; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agents hereby agree as follows:

         .1. Interim Waiver. Subject to the satisfaction of the conditions precedent set forth in .8 hereof and in consideration of and reliance upon the agreements of the Borrower and each of the Guarantors contained herein, each of the Banks agrees to waive, during the period (the "Waiver Period) from the date hereof until May 17, 1999, at 5:00 p.m. (New York local time) (the "Waiver Expiration Date"), any Default or Event of Default caused by the occurrence of the Specified Defaults. Such waiver shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the Waiver Expiration Date. Upon the expiration of the Waiver Period, and from and after such date, (a) the Banks and the Agents shall retain all of the rights and remedies relating to the Specified Defaults, and any other Default or Event of Default under the Credit Agreement, (b) the Specified Defaults shall be reinstated and shall be in full force and effect for all periods including, prior to, and after, the Waiver Period, and (c) any obligations of the Banks to make Revolving Credit Loans and the Iuing Bank to iue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the conditions precedent set forth in .15 thereof.

         .2. Other Defaults. The waiver set forth in .1 hereof shall apply only to the Specified Defaults and no waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Any obligation of the Banks to make Revolving Credit Loans and of the Iuing Bank to iue, extend or renew Letters of Credit shall, at all times (including, without limitation, during the Waiver Period), be subject to the satisfaction of the conditions precedent set forth in the Credit Agreement, exclusive, during the Waiver Period, of those conditions precedent relating to the absence of the Specified Defaults. The Banks and the Agents shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement other than, during the Waiver Period, the Specified Defaults.

         .3. Modifications to Credit Agreement During Waiver Period. In order to induce the Banks to enter into this Amendment and to grant the temporary waiver set forth in .1 hereof, the Borrower and each of the Guarantors hereby agree with the Agents and the Banks that during the Waiver Period certain provisions of the Credit Agreement shall be modified as set forth in this
Section 3.

         3.1 Commitment Fee. Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, .2.2 thereof, and any defined terms used therein, during the Waiver Period, the Commitment Fee shall be paid by the Borrower on the last Busine Day of each calendar week.

         3.2 Interest on Loans. Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, .2.5 and
 .4.5  thereof,  and any defined terms used therein,  during the Waiver Period,
(a) each of the Loans shall be a Base Rate Loan and shall bear interest at the rate per annum equal to the Base Rate plus five percent (5%) per annum and (b) interest on each of the Loans shall be paid by the Borrower on the last Busine Day of each calendar week.

         3.3 Letter of Credit Fees. Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, .5.6 thereof, and any defined terms used therein, during the Waiver Period, (a) each Letter of Credit Fee and each Fronting Fee shall be paid by the Borrower on the last Busine Day of each calendar week, (b) each Letter of Credit Fee shall be in an amount equal to five percent (5%) per annum of the average daily Maximum Drawing Amount of all Letters of Credit outstanding during such week, and (c) each Fronting Fee shall be in an amount equal to one-eighth of one percent (0.125%) per annum of the average daily Maximum Drawing Amount of all Letters of Credit outstanding during such week.

         .4. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in .8 hereof, the Credit Agreement is hereby amended as follows (it being understood that the amendments set forth in this Section 4 shall be effective as of the date hereof, but that, in the event of any inconsistency between the provisions of Section 3 hereof and the provisions of the Credit Agreement as amended by this Section 4, the provisions of Section 3 hereof shall, solely to the extent of such inconsistency, prevail over the provisions in the Credit Agreement):

         .4.1     Definitions.

         (a) Applicable Margin. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" set forth therein and substituting in lieu thereof the following new definition:

                  "Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next
         Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable percentage set forth below with respect to the Leverage Ratio, determined on a Pro Forma Basis as of the end of the fiscal quarter of the Borrower immediately preceding the date of the Compliance Certificate relating to such Adjustment Date:

  -------------- ------------------------------------------------ -------------

                                                                  Base
  Level          Leverage Ratio                                   Rate Loans
  -------------- ------------------------------------------------ -------------
  -------------- ------------------------------------------------ -------------

  -------------- ------------------------------------------------ -------------
  -------------- ------------------------------------------------ -------------
  I              Greater than 3.00 to 1.00                        3.00%
  -------------- ------------------------------------------------ -------------
  -------------- ------------------------------------------------ -------------

  -------------- ------------------------------------------------ -------------
  -------------- ------------------------------------------------ -------------
  II             Le than or equal to 3.00 to 1.00               1.75%
  -------------- ------------------------------------------------ -------------
  -------------- ------------------------------------------------ -------------

  -------------- ------------------------------------------------ -------------

         Notwithstanding the foregoing, (i) until the delivery of the Compliance Certificate for the fiscal quarter of the Borrower ending on March 31, 1999, the Applicable Margin shall be the percentage corresponding to Level I in the table above, and (ii) if the Borrower fails to deliver any Compliance Certificate pursuant to .11.4(d) hereof, then for the period commencing on the date such Compliance Certificate was due through the date immediately preceding the Adjustment Date that occurs immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be that percentage corresponding to Level I in the table above."

         (b) Available Commitment. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Available Commitment" set forth therein and substituting in lieu thereof the following new definition:

         "Available Commitment. $160,355,000, or such higher amount as may be consented to by both of the Agents and the Required Banks, each such consent to be in the sole and absolute discretion of such Person."

         .4.2 Commitment Fee. Section 2.2 of the Credit Agreement is hereby amended by deleting the words "the Applicable Margin" occurring in the fourth line of such Section and substituting in lieu thereof the text "one half of one percent (0.50%)".

         .4.3  Interest on Revolving  Credit  Loans.  The Credit  Agreement is
hereby  further   amended  by  deleting  .2.5  thereto  in  its  entirety  and substituting in lieu thereof the following new .2.5:

                  2.5. Interest on Revolving Credit Loans. Effective as of April 1, 1999, and except as otherwise provided in .8.9, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin. Notwithstanding anything to the contrary contained herein, including, without limitation, .2.6 hereof, the Borrower agrees that it shall not be permitted to request that Revolving Credit Loans bear interest determined by reference to the Eurodollar Rate.

         .4.4 Conversion Options. The Credit Agreement is hereby further amended by deleting .2.7 thereof in its entirety.

         .4.5 Interest on Term Loan. The Credit Agreement is hereby further amended by deleting .4.5.1. thereto in its entirety and substituting in lieu thereof the following new .4.5.1.:

                  4.5.1. Interest on Term Loan. Effective as of April 1, 1999, and except as otherwise provided in .8.9, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the rate per annum equal to the Base Rate plus the Applicable Margin. Notwithstanding anything to the contrary contained herein, the Borrower agrees that it shall not be permitted to request that all or any portion of the Term Loan bear interest determined by reference to the Eurodollar Rate.

         .4.6 Interest on Term Loan. The Credit Agreement is hereby further amended by deleting .4.5.2. and .4.5.3. thereto in their entirety.

         .4.7 Letter of Credit Fees. Section 5.6 of the Credit Agreement is hereby amended by deleting the text "the Applicable Margin then applicable to Eurodollar Rate Loans" occurring in such Section and substituting in lieu thereof the text "three and one-half percent (3-1/2%) per annum".

         .4.8 Computations. Section 8.2 of the Credit Agreement is hereby amended by deleting the first three sentences of such Section and substituting in lieu thereof the following text: "All computations of interest on the Loans and of commitment fees, Letter of Credit Fees, Fronting Fees, and other fees hereunder shall be based on a 360-day year and paid for the actual number of days elapsed."

         .4.9 Bank Accounts. Section 11.16 of the Credit Agreement is hereby amended by deleting the date "April 15, 1999" set forth therein and substituting in lieu thereof the date "May 4, 1999".

         .4.10 Retention of Financial Advisor. The Credit Agreement is hereby further amended by inserting the following new .11.17 therein in the correct numerical sequence:

                  11.17. Retention of Financial Advisor. The Borrower and the Guarantors agree that the Agents and/or their counsel may continue to retain Arthur Andersen & Co. to, among other things, make visits to, and discu financial and operational matters with, the Borrower and its Subsidiaries and to advise the Agents and the Banks as to the busine, operations and financial condition of the Borrower and its Subsidiaries. Such consultant shall not be limited in the frequency of visits to the facilities of the Borrower and its Subsidiaries. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate with such consultant and provide such consultant with all information reasonably requested by such consultant in connection with its engagement by the Agents and/or their counsel.

         .4.11 Cash Management Arrangements. The Credit Agreement is hereby further amended by inserting the following new .11.18 therein in the correct numerical sequence:

                  11.18. Cash Management Arrangements. The Borrower shall, on or before May 4, 1999, implement and maintain in place cash management arrangements as shall be in form and substance satisfactory to the Agents.

         .4.12 Turnaround Management Consultant. The Credit Agreement is hereby further amended by inserting the following new .11.19 therein in the correct numerical sequence:

                  11.19. Turnaround Management Consultant. The Borrower shall, during the week commencing May 2, 1999, begin to interview turnaround management consultants to aist the Borrower and its Subsidiaries in their busine operations and financial management. Such turnaround management consultants invited to be interviewed shall be firms of recognized national standing and shall include those consultants suggested by the Agents and others as shall be satisfactory to the Agents.

         .4.13 Veel Operational Matters. The Credit Agreement is hereby further amended by inserting the following new .11.20 therein in the correct numerical sequence:

                  11.20. Veel Operational Matters. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate fully with the Agents, their counsel and their representatives, and use their best efforts to provide such information, documentation and records as any of them may reasonably request concerning the operation of the Borrower's and its Subsidiaries' Veels, payables related thereto and other matters, such that all such information will be presented to the Agents on or before May 3, 1999, or as promptly thereafter as poible.

         .4.14 Reporting Matters. The Credit Agreement is hereby further amended by inserting the following new .11.21 therein in the correct numerical sequence:

                  11.21. Short-Term Cash Forecasting. The Borrower shall, and shall cause each of its Subsidiaries to, (i) provide to the Agents the short-term cash forecasting information from time to time developed by Ernst & Young LLP, (ii) use its best efforts to deliver to each of the Agents such short-term cash forecasting information in accordance with the timetable delivered to the Agents on April 16, 1999, and (iii) deliver to the Agents such supplemental and supporting information relating to such short-term forecasting as either Agent may reasonably request. The Borrower will, on or before May 14, 1999, deliver to the Agents and each of the Banks its finalized 13-week cash forecast.

         .4.15 Veel Appraisals. The Credit Agreement is hereby further amended by inserting the following new .11.22 therein in the correct numerical sequence:

                  11.22. Veel Appraisals. The Borrower shall, and shall cause each of its Subsidiaries to, aist the Agents in obtaining updated appraisals on any of the Veels of the Borrower and its Subsidiaries to the extent not obtained in March, 1999. The costs of procuring such appraisals shall be paid by the Borrower.

         .4.16 Collateral Preservation. The Credit Agreement is hereby further amended by inserting the following new .11.23 therein in the correct numerical sequence:

                  11.23. Collateral Preservation. The Borrower shall, and shall cause each of its Subsidiaries to, take all such further actions as the Agents may from time to time reasonably request to preserve, protect, perfect and ensure the priority of any Collateral of an existing type.

         .4.17 Disposition of Aets. Section 12.5.2 of the Credit Agreement is hereby amended by inserting the following new text at the end of such
Section: "Notwithstanding the foregoing, the Borrower will not, and will not permit any of its Subsidiaries to, (a) effect any disposition of aets constituting Collateral without the prior written consent of the Agents or (b) become a party to any agreement to effect any disposition of aets constituting Collateral unle such agreement provides that such disposition is contingent upon the prior written consent of the Agents."

         .4.18 Expenses. Section 19.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" occurring immediately before the numeral "(vi)" therein and substituting in lieu thereof a semi-colon and (ii) adding the following new text immediately before the period at the end of such Section:

         ", and (vii) the fees and expenses of Arthur Andersen & Co., special financial advisors to the Agents and the Banks. Without prejudice to the foregoing provisions of this .19.1, the Borrower agrees that each of (i) Arthur Andersen & Co., (ii) Bingham Dana LLP, and (iii) Weil, Gotshal & Manges LLP shall be entitled to bill for their fees and expenses on a weekly basis and the Borrower shall pay each invoice of each such Person within three (3) Busine Days of the receipt thereof, unle (and only to the extent that) there is a good faith dispute by the Borrower as to the accuracy or reasonablene of any such invoice."

         .4.19 Aignments. Section 22.1 of the Credit Agreement is hereby amended by deleting the text of clause (i)(b) of the proviso contained in such Section and substituting in lieu thereof the following new text: "each of the Agents shall have given their prior written consent to such aignment, which consent will not be unreasonably withheld".

         .5.      Agreement of the Borrower and the Guarantors.

         (a) Each of the Borrower and each of the Guarantors agrees to cooperate with the Banks and the Agents and to take all actions neceary or advisable to promptly implement the bank account agreements and Agency Account Agreements provided for in the Credit Agreement, to perfect the Agents' rights in all Collateral and to more fully carry out the transactions contemplated by the Loan Documents.

         (b) The Borrower, the Guarantor, the Agents and the Banks hereby agree that this Amendment shall constitute a Loan Document, as defined in the Credit Agreement, and that any failure of the Borrower or any of the Guarantors to comply with the provisions of this Amendment shall constitute a Default and an Event of Default under the Credit Agreement.

         (c) In order to clarify but not expand the scope of the security interest set forth in each of the Security Agreements, each of the Borrower and the Guarantors agrees that Section 2.1 of each of the Security Agreements is hereby amended by (i) deleting the word "and" occurring at the end of the first clause of the proviso set forth in each such Section 2.1 and substituting in lieu thereof a comma and the text "to the extent such prohibition is enforceable under applicable law" and (ii) inserting the following new text at the end of the proviso set forth in each such Section 2.1: ", and (iii) each of the Companies acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of revised Article 9 of the Uniform Commercial Code approved in 1998 by the American Law Institute and the National Conference of Commiioners on Uniform State Laws, the foregoing collateral description covers all aets of each Company (except as set forth in the proviso to Section 2.1 of each Security Agreement) and the Agent may file UCC financing statements reflecting the same". Each of the Borrower and the Guarantors agrees that the Documentation Agent may, and exprely authorizes the Documentation Agent to, use the power of attorney granted in Section 13 of each of the Security Agreements to execute financing statements on behalf of the Borrower and each of the Guarantors to reflect the foregoing.

         .6. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date, and except as to the representations and warranties set forth in .10.11 (with respect to the existence of the Specified Defaults) and .10.22 (with respect to additional bank accounts that have been disclosed to the Agents); provided, however, for purposes of clause (ii) of this Section 6(a), neither the Borrower nor any of the Guarantors shall be deemed to make any representation or warranty as to the matters set forth in .10.5 of the Credit Agreement.

         (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the corporate or limited partnership, as the case may be, authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all neceary corporate or limited partnership proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms.

         (d) Perfection of Security Interest. Each of the Borrower and each of the Guarantors hereby represents, warrants and affirms the first priority perfected security interest of the Documentation Agent, for the benefit of the Banks and the Agent, in substantially all of the Collateral. The Agents and the Banks acknowledge that such representation, warranty, and affirmation does not constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         (e) No Commitment to Make Investments. Each of the Borrower and each of the Guarantors hereby represents and warrants to the Banks that it is not contractually committed to make any additional Investment in the equity interests of Lightship Limited Partner Holdings, LLC or any of its Subsidiaries during the Waiver Period.

         .7.      Affirmation and Agreements of Borrower and the Guarantors.

         (a) The Borrower hereby affirms its absolute and unconditional promise to perform and pay to each Bank and the Agents the Obligations under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents at the times and in the amounts provided for therein.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations under the Credit Agreement as amended hereby and the other Loan Documents.

         (c) In order to induce the Agents and the Banks to enter into this Amendment, each of the Borrower and the Guarantors acknowledges and agree that:
(i) neither of them has any claim or cause of action against either of the Agents or any of the Banks (or any of their respective directors, officers, employees or agents); (ii) neither of them has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedne or liabilities to the Agents and the Banks; and (iii) each of the Agents and the Banks have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any poibility that any past conditions, acts, omiions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' or any Bank's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower and the Guarantors unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedne of any kind of either of the Agents or any of the Banks to any of the Borrower and the Guarantors, except the obligations to be performed by the Agent and the Banks as exprely stated in this Amendment and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any of the Guarantors might otherwise have against either of the Agents or any of the Banks or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omiion, event, contract, liability, obligation, indebtedne, claim, cause of action, defense, circumstance or matter of any kind whatsoever presently existing or hereafter arising. Notwithstanding the foregoing, nothing contained herein shall constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         .8. Conditions to Effectivene. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent, on or before May 3, 1999 (each of the following to be in form and substance satisfactory to the Agents):

         (a) receipt by the Agents of an original counterpart signature (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Required Banks and the Agents;

         (b) receipt by the Administrative Agent, for the accounts of the Agents and the Banks, of a waiver fee, which will be fully earned upon the execution of this Amendment by the Required Banks, in the amount of $50,000;

         (c) payment by the Borrower of the legal, appraisal, and out-of-pocket fees and expenses of the Agents incurred in connection with the preparation and negotiation of this Amendment, and the Agents' collateral appraisal of the Borrower and its Subsidiaries, in each case, to the extent that invoices for the same have been presented to the Borrower;

         (d) the Borrower and the Guarantors shall have taken all other actions reasonably requested by the Agents to insure for the benefit of the Banks and the Agents, the first priority perfected security interest of all of the security interests and other liens granted to the Documentation Agent, in all existing and after-acquired Collateral, including, without limitation, the execution and filing of Uniform Commercial Code financing statements, the notation of the Documentation Agent's name as lienholder on all certificates of title, the naming of the Documentation Agent as aignee and lo payee on all insurance policies of the Borrower and the Guarantors; and

         (e) receipt by the Agents of (i) evidence of proper corporate and/or partnership authorization by the Borrower and each of the Guarantors of this Amendment and (ii) all such other closing documents as reasonably requested by either of the Agents.

         .9. Miscellaneous Provisions. (a) Except as otherwise exprely provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be neceary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                               HVIDE MARINE INCORPORATED



                               By:
                               Title:

                               CITIBANK, N.A., individually and as
                                  Administrative Agent



                               By:
                               Title:

                               BANKBOSTON, N.A., individually and as
                                 Documentation Agent



                               By:
                               Title:

                               BNY FINANCIAL CORPORATION



                               By:
                               Title:

                               HIBERNIA NATIONAL BANK



                               By:
                               Title:

                                  AMSOUTH BANK



                                  By:
                                  Title:

                                  BANK ONE, LOUISIANA, N.A.
                                 (AS SUCCEOR TO FIRST NATIONAL BANK OF COMMERCE)



                                  By:
                                  Title:

                                  UNION BANK OF CALIFORNIA, N.A.



                                  By:
                                  Title:

                                  ABN AMRO BANK, N.V.


                                 By:
                                 Title:


                                 By:
                                 Title:

                                 ARAB BANKING CORPORATION (B.S.C.)



                                 By:
                                 Title:

                                 CHRISTIANIA BANK OG KREDITKAE, NEW YORK BRANCH


                                 By:
                                 Title:


                                 By:
                                 Title:

                                 FIRST UNION NATIONAL BANK



                                 By:
                                 Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH



                                 By:
                                 Title:

                                 SOUTHTRUST BANK, NATIONAL AOCIATION



                                 By:
                                 Title:

                                 SUNTRUST BANK, SOUTH FLORIDA, N.A.



                                 By:
                                 Title:

                                 UNION PLANTERS BANK OF FLORIDA



                                 By:
                                 Title:

         Each of the undersigned Guarantors hereby consents to the above Amendment and confirms its unconditional guaranty of the Obligations under the Credit Agreement, as amended hereby.

                           HVIDE MARINE TRANSPORT,
                                    INCORPORATED
                           SEABULK CONDOR, INC.
                           SEABULK CORMORANT, INC.
                           SEABULK CARDINAL, INC.
                           SEABULK COOT II, INC.
                           SEABULK CYGNET I, INC.
                           SEABULK EAGLE II, INC.
                           SEABULK FALCON II, INC.
                           SEABULK GANNET I, INC.
                           SEABULK GANNET II, INC.
                           SEABULK HARRIER, INC.
                           SEABULK HAWAII, INC.
                           SEABULK KESTREL, INC.
                           SEABULK LARK, INC.
                           SEABULK MALLARD, INC.
                           SEABULK OFFSHORE GLOBAL
                                    HOLDINGS, INC.
                           SEABULK OFFSHORE HOLDINGS, INC.
                           SEABULK OFFSHORE INTERNATIONAL, INC.
                           SEABULK OFFSHORE, LTD.
                             By its general partner Seabulk Tankers, Ltd.
                             By its general partner Hvide Marine Transport,
                                 Incorporated
                           SEABULK OFFSHORE OPERATORS, INC.
                           SEABULK OREGON, INC.
                           SEABULK OSPREY, INC.
                           SEABULK PENGUIN I, INC.
                           SEABULK PENGUIN II, INC.
                           SEABULK RAVEN, INC.
                           SEABULK ROOSTER, INC.
                           SEABULK SABINE, INC.
                           SEABULK SNIPE, INC.
                           SEABULK SWAN, INC.

                           SEABULK TANKERS, LTD.
                             By its general partner Hvide Marine
                                Transport, Incorporated
                           SEABULK TOUCAN, INC.
                           SEABULK TRANSMARINE PARTNERSHIP, LTD.
                             By its general partner Seabulk Tankers,   Ltd.
                             By its general partner Hvide Marine
                                    Transport, Incorporated
                           SEABULK VERITAS, INC.
                           HMI OPERATORS, INC.
                           HVIDE MARINE INTERNATIONAL, INC.
                           OFFSHORE MARINE MANAGEMENT
                               INTERNATIONAL, INC.
                           SEABULK ALBANY, INC.
                           SEABULK ALKATAR, INC.
                           SEABULK ARABIAN, INC.
                           SEABULK ARZANAH, INC.
                           SEABULK ARCTIC EXPRE, INC.
                           SEABULK ARIES II, INC.
                           SEABULK BARRACUDA, INC.
                           SEABULK BATON ROUGE, INC.
                           SEABULK BECKY, INC.
                           SEABULK BETSY, INC.
                           SEABULK BRAVO, INC.
                           SEABULK BUL HANIN, INC.
                           SEABULK CAPRICORN, INC.
                           SEABULK CAROL, INC.
                           SEABULK CAROLYN, INC.
                           SEABULK CHAMP, INC.
                           SEABULK CHRISTOPHER, INC.
                           SEABULK CLAIBORNE, INC.
                           SEABULK CLIPPER, INC.
                           SEABULK COMMAND, INC.
                           SEABULK CONSTRUCTOR, INC.
                           SEABULK COOT I, INC.
                           SEABULK CYGNET II, INC.
                           SEABULK DANAH, INC.
                           SEABULK DAYNA, INC.
                           SEABULK DEBBIE, INC.
                           SEABULK DEBORA ANN, INC.
                           SEABULK DEFENDER, INC.
                           SEABULK DIANA, INC.
                           SEABULK DISCOVERY, INC.
                           SEABULK DUKE, INC.
                           SEABULK EAGLE, INC.
                           SEABULK EMERALD, INC.
                           SEABULK ENERGY, INC.
                           SEABULK EXPLORER, INC.
                           SEABULK FALCON, INC.
                           SEABULK FREEDOM, INC.
                           SEABULK FULMAR, INC.
                           SEABULK GABRIELLE, INC.
                           SEABULK GAZELLE, INC.
                           SEABULK GIANT, INC.
                           SEABULK GREBE, INC.
                           SEABULK HABARA, INC.
                           SEABULK HAMOUR, INC.
                           SEABULK HATTA, INC.
                           SEABULK HAWK, INC.
                           SEABULK HERCULES, INC.
                           SEABULK HERON, INC.
                           SEABULK HORIZON, INC.
                           SEABULK HOUBARE, INC.
                           SEABULK IBEX, INC.
                           SEABULK ISABEL, INC.
                           SEABULK JASPER, INC.
                           SEABULK JEBEL ALI, INC.
                           SEABULK KATIE, INC.
                           SEABULK KING, INC.
                           SEABULK KNIGHT, INC.
                           SEABULK LAKE EXPRE, INC.
                           SEABULK LARA, INC.
                           SEABULK LIBERTY, INC.
                           SEABULK LINCOLN, INC.
                           SEABULK LULU, INC.
                           SEABULK MAINTAINER, INC.
                           SEABULK MARLENE, INC.
                           SEABULK MARTIN I, INC.
                           SEABULK MARTIN II, INC.
                           SEABULK MASTER, INC.
                           SEABULK MERLIN, INC.
                           SEABULK MUBARRAK, INC.
                           SEABULK NEPTUNE, INC.
                           SEABULK NIDDY, INC.
                           SEABULK OFFSHORE ABU DHABI, INC.
                           SEABULK OFFSHORE DUBAI, INC.
                           SEABULK OFFSHORE OPERATORS         TRINIDAD LIMITED
                           SEABULK ORYX, INC.
                           SEABULK PELICAN, INC.
                           SEABULK PENNY, INC.
                           SEABULK PERSISTENCE, INC.
                           SEABULK PETREL, INC.
                           SEABULK PLOVER, INC.
                           SEABULK POWER, INC.
                           SEABULK PRIDE, INC.
                           SEABULK PRINCE, INC.
                           SEABULK PRINCE, INC.
                           SEABULK PUFFIN, INC.
                           SEABULK QUEEN, INC.
                           SEABULK SALIHU, INC.
                           SEABULK SAPPHIRE, INC.
                           SEABULK SARA, INC.
                           SEABULK SEAHORSE, INC.
                           SEABULK SENGALI, INC.
                           SEABULK SERVICE, INC.
                           SEABULK SHARI, INC.
                           SEABULK SHINDAGA, INC.
                           SEABULK SKUA I, INC.
                           SEABULK SUHAIL, INC.
                           SEABULK SWIFT, INC.
                           SEABULK TAURUS, INC.
                           SEABULK TENDER, INC.
                           SEABULK TIMS I, INC.
                           SEABULK TITAN, INC.
                           SEABULK TOOTA, INC.
                           SEABULK TRADER, INC.
                           SEABULK TRANSMARINE II, INC.
                           SEABULK TREASURE ISLAND, INC.
                           SEABULK UMM SHAIF, INC.
                           SEABULK VIRGO I, INC.
                           SEABULK VOYAGER, INC.
                           SEABULK ZAKUM, INC.


                           By:
                                      Name:
                                     Title:

                           SEABULK OFFSHORE OPERATORS NIGERIA LIMITED


                           By:
                                 Name:
                                 Title:

                           SEABULK RED TERN LIMITED


                           By:
                                      Name:
                                     Title:

                           SEAMARK LTD., INC.


                           By: __________________________
                                      Name:
                                     Title:

                           LIGHTSHIP LIMITED PARTNER
                                    HOLDINGS, LLC
                           By:      Hvide Marine Incorporated,
                                    as sole member


                           By:
                                      Name:
                                     Title:

                           MARANTA, S.A.


                                                     By:
                                      Name:
                                     Title:

                          HVIDE MARINE TOWING, INC.
                          HVIDE MARINE TOWING SERVICES, INC.
                          SEABULK OCEAN SYSTEMS CORPORATION
                          LONE STAR MARINE SERVICES, INC.
                          SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
                          SEABULK OFFSHORE U.K., LIMITED
                          OCEAN SPECIALTY TANKERS
                                   CORP.
                          SUN STATE MARINE SERVICES, INC.



                          By: __________________________
                              Name: Andrew W. Brauninger
                              Title:  as Attorney In Fact

                          SEABULK ST. TAMMANY, INC.



                          By:
                                      Name:
                                     Title: